1 [Name of conference] [Date] Exhibit 99.1

Non-GAAP Financial Measures
Non-GAAP Financial Measures
The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures.  Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring.  This amount divided by net sales is adjusted operating margin.  Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin.  The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and interested parties in the evaluation of financial performance.  Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts, the income tax effects of these excluded items and a tax adjustment for the repatriation of earnings.  These items are excluded because they are not considered indicative of recurring operations.  Free cash flow represents cash flow from operating activities less capital expenditures.  It is presented as a measurement of cash flow because it is commonly used by the investment community.  Net debt represents total debt less cash and cash equivalents.  Net debt is commonly used by the investment community as a measure of indebtedness.  These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and interested parties should not consider any of these non-
GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP").
A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Safe Harbor Statement
Safe Harbor Statement
This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding spending trends by municipalities on water infrastructure and the market reception of Mueller
Systems’ and Echologics’ products and services, and the impact of these factors on our businesses.  Forward-
looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments.  Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•
the spending level for water and wastewater infrastructure;
•
the demand level of manufacturing and construction activity;
•
our ability to service our debt obligations; and
•
the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our  most recently filed Annual Report on Form 10-K and in Part I, Item 1A of our quarterly report on Form 10-Q for the quarter ended March 31, 2011.
Undue reliance should not be placed on any forward-looking statements.  We do not have any intention or obligation to update forward-looking statements, except as required by law.

Leading North American provider of water
infrastructure and flow control products
and services
Investment Highlights
Leading brands in water infrastructure
Leveraging brands to expand intelligent water
technology offering for diagnostic and data
management
Low-cost manufacturing processes
Increasing investment needed in water
infrastructure industry
One of the largest installed bases in the U.S.

Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential construction* 5%

The largest publicly traded water infrastructure company in the United States
Our Business
• $1.3B LTM net sales (as of June 30, 2011)
• Portfolio includes:
• Fire hydrants
• Valves
• Pipe fittings
• Ductile iron pipe
• Metering systems
• Leak detection
• Specified in 100 largest U.S. metropolitan markets (1)
• More than 75% of FY2010 net sales from products
with #1 or #2 position
(1) Valves or hydrants
(2) Based on management estimates
* Residential construction systems driven primarily by new community development
FY2010 Primary End Markets
(2)
Net Sales $1.3B

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL

Broad Product Portfolio
$608
$69
$48
$117
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (LOSS)
(1)
$352
($46)
$19
($27)
$352
$31
$15
$45
Iron Gate
Valves
Butterfly, Ball
and Plug Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Metering
Systems
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION
(2)
Est. 1857 Est. 1899
Est. 1999 (1850)
HISTORICAL ROOTS
ADJUSTED EBITDA
(1) (2)
Note: All statistics are actuals for LTM ended June 30, 2011
(1) Segment operating income (loss) excludes corporate expenses of $30mm. Mueller Co. excludes $1.2 mm of restructuring.  U.S. Pipe excludes $4.2 mm of restructuring.  Anvil excludes $1.6 mm of restructuring.
(2) Segment depreciation and amortization excludes corporate depreciation of $0.6mm.
($ in millions)
Ductile Iron
Pipe
Restrained Pipe
Joint
Joint Fittings
Joint Restraints

Mueller Water Products

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fire Hydrant
Gate Valve
Fittings, Couplings and Hangers
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Leak Detection
Metering Systems
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Complete Water Transmission Solutions
Mueller Water Products
manufactures and
markets products and
services that are used in
the transmission,
distribution and
monitoring of safe, clean
drinking water and in
water treatment
facilities.

Mueller Water Products

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY AND BALL VALVES	 BRASS WATER PRODUCTS	 DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

8 * Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Strategy And Objectives
Capitalize on the large,
attractive and growing
water infrastructure
markets worldwide
Maintain leadership positions with
customers and end users
Broaden breadth and depth of
products and services
Continue to enhance operational
and organizational excellence
Expand internationally

Strategic Initiatives
Maintain leadership positions with customers and end users
Continue to enhance operational and organizational excellence
Broaden breadth and depth of products and services
Expand internationally
• Leveraging the Mueller brand
• Developing value-added products
and services
• Strengthened balance sheet
• Implemented Lean Six Sigma
• Introduced first wireless mesh
agreement for water industry
• Enhanced AMI system with
remote disconnect meter and customer portal
• Export orders
• Evaluating opportunities
• Leveraging distribution network
• Improving customer service levels
• Consolidated plants
• Automated DIP facility
• Acquired leak detection and pipe
condition assessment services company

11 Our End Markets

FY 2006
Net Sales: $1.9B

Repair and replacement of municipal water distribution and treatment systems 30%
Non-residential construction 30%
Residential construction* 40%

FY 2010
Net Sales: $1.3B

Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential construction* 5%

Primary End Markets: 2006-2010
Source: Management estimates
*
Residential construction is driven primarily by new community development
Since 2006, our exposure to the residential construction
market has declined from roughly 40% to 5%.

Mueller Water Products

Units (thousands)
2,400
2,150
1,900
1,650
1,400
1,150
900
650
400
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

Historical Housing Starts
Historical Housing Starts (1991 - June 2011)
Seasonally Adjusted Annualized
1991-2011
Average = 1,403
Bottom of prior down
cycle (798)
April 2009 - Lowest starts (477)
since Census Bureau began
keeping records in 1959

Exhibit 14: Zelman & Associates Forecast for Census Non-Res Construction Put-in-Place

Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
30%
20%
10%
0%
-10%
-20%
-30%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-16%
-22%
-4%
10%
6%
* Zelman Coverage Universe Stronger than Broader Market at (8%) in 2010, 5% in 2011E and 12% in 2012E

Source: Census Bureau, Zelman & Associates analysis

AIA Architecture Bilings Index

(Diffusion Index, national billings, seasonally adjusted)

70
60
50
40
30
Jun-01
Jun-03
Jun-05
Jun-07
Jun-09
Jun-11

Non-Residential Construction
Architecture Billings Index Trends
Source: IHS Global Insight
Data as of July 20, 2011
Non-Residential Construction Actual / Forecast
Data as of July 21, 2011
We continue to see signs that the non-residential markets have stabilized

15 Significant Market Opportunities

Mueller Water Products

Drinking Water[1]
1988
B-
1998
D
2001
D
2005
D-
2009
D-
[1]American Society of Civil Engineers
[2]National Council on Public Works Improvements

Opportunity: Aging Water Infrastructure
“America’s drinking water systems
face an annual shortfall of at
least $11 billion to replace aging
facilities that are near the end of
their useful lives and to comply
with existing and future federal
water regulations. This does not
account for growth in the demand
for drinking water over the next
20 years.”
2009 Report Card for America’s Infrastructure
American Society of Civil Engineers (ASCE)

Mueller Water Products

Source, $19.8B
Storage, $36.9B
Treatment, $75.1B
Other, $2.3B
Transmission and Distribution, $200.8B

The Market Opportunity Is Significant And Growing
Repair and Replacement Market
• Aging water pipes need to be repaired/ replaced
• Valves and hydrants typically replaced at same time as pipes
• More than 36 states project water shortages between now and
2013
(1)
• Up to 15% - 30% of treated potable water lost in leaky pipes
(2)
• Emphasis on improving operational efficiencies
Funding and Spending
• 90% funded at local level
(3)
• 29% of water systems charge less than cost
(4)
• 63% of American voters willing to pay more to upgrade water system
(5)
Source: (1) EPA: WaterSense Statistics and Facts
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) Government Accountability Office 2004 report on water infrastructure
(5) Americans on the U.S. Water Crisis, ITT
(6) EPA 2007 Drinking Water Needs Survey and Assessment
Future Drinking Water
Infrastructure Expenditure Needs
(6)
Area in which
Mueller Water
Products operates
20-YR Need for
Water Infrastructure = $335B

Mueller Water Products

Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Aging Water Infrastructure
(1) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
Accelerating
Need
Average life of 100 year and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.

Increasing Federal Awareness of Funding Needs
• At least 40 cities under consent decrees
— Atlanta $4.0B
— Washington, D.C. $2.6B
— Baltimore City and county $1.7B
— Kansas City $2.5B
— Cincinnati $1.5B
• 1974/1996 Safe Drinking Water Act
• 2011 federal budget
— $965 million for Drinking Water
State Revolving Funding (SRF)
— Decline of $422 million from FY2010
Stronger EPA regulations should lead to increased investment
“New Jersey can maintain
a viable economy with a
sound environment only if
it ensures that its water
supply, wastewater and
stormwater infrastructure
is effectively maintained in
a manner that produces
the lowest life-cycle cost.”
The Clean Water Council of
New Jersey - October 2010

Water & sewer (1953)
Local phone (1978)
Postage (1935)
CPI (1913, 1983=100)
Electricity (1913)
Natural gas (1935)
CPI (1997=100)
Tel. services (1997=100)
Wireless (1997=100)
Landline interstate (1978)

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities (1913-2010).
The index is set to 100 for 1982-1984 except for telephone and wireless services, where the index is set to 100 for 1997.

Funding Water Infrastructure Repair
Sources:
(1) Bureau of Labor Statistics
(2) AWWA State of the Industry Report 2010
(3) Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500  gallons
Sources of Funding
Water Infrastructure
Repair (2)
Historical Water
Rates Compared to
Other Utilities (1)
From 2007-2009, average annual
residential water rates increased
about 10%
(3)
Long-term trends in consumer prices (CPI) for utilities (1913-2010)
Other
15%
Bonds
9%
Loans
16%
Operational
Savings
47%
Rate
Increases
10%
Grants
3%

Mueller Water Products

OPPORTUNITY

SOLUTION

Mueller SYSTEMS

echologics
A DIVISION OF MUELLER COMPANY

Opportunities: Smart Metering and Pipe Condition Assessment
Smart Metering
•
Advanced Metering Infrastructure 20% of market -
$200 million today*
•
Forecasted to grow an average of 20% per year
through 2015*
•
Transition from one-way to two-way AMI Systems
Pipe Condition Assessment
•
Constrained municipal budgets
•
Greater attention on condition assessment
•
Help prioritize capital spending
• Two-way mesh network
• Enhanced AMI System
• Mi.Hydrant
• Mi.Data
• 420 Remote Disconnect Meter
• Pioneered acoustic, non-invasive
leak detection and pipe condition
assessment
• Proven technology
* Proprietary publishing for AWWA; Canada/Mex. Scott Report for AMI/AMR Dec.2010; Management estimates

22 Actions & Business Results

Management Actions/Initiatives
Objectives Actions
Reduce costs and improve
operating leverage
• Closed six plants since FY2006
• Sold two non-core assets of Anvil
• Reduced headcount by about 23% from September 30, 2008 to June 30,
2011 from approximately 6,300 to approximately 4,800
• Took actions to lower labor costs
• Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement)
• Invested in new automated ductile iron pipe operation to lower costs
• Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and
capital expenditures to generate
free cash flow
• Capital spending decreased from FY2007/FY2008 levels
• FY2009 capital spending of $39.7 million; FY2010 capital spending of $32.8 million
• Reduced inventory by $116.6 million in FY2009; $74.4 million reduction in FY2010
• Reduced debt by $403 million from September 30, 2008 through June 30, 2011
• Inventory turns have improved close to half a turn at the end of June 2011 from
June 2010
Leverage Mueller brands to
pursue strategic growth
opportunities
• Acquired and invested in AMI technology
• Acquired leak detection and pipe condition assessment business
• Established first AMI wireless mesh agreement for water industry
• Entered into advanced metering agreement with Landis+Gyr for electric meters

Mueller Water Products

Mueller Co. | US PIPE | ANVIL INTERNATIONAL

$509
$536
$618
$664
$804
$756
$718
$547
$613
$492
$465
$551
$598 $595
$537
$546
$411
$378
$393
$387
$431
$485
$535
$556
$595
$470
$347
2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010
NET SALES
ADJUSTED EBITDA
&
ADJ. EBITDA
MARGIN
($ in millions)
History of Strong Financial Performance
(see appendices for GAAP reconciliation)
(a) (c) (b)
$131
$139
$167
$190
$248
$207
$179
$101
$131
$44
$26
$42
$56 $57
$24
($34)
$48
$38
$47
$62
$73
$81
$94
$61
$38
25.7% 25.9%
27.1%
28.6%
30.8%
27.3%
24.9%
18.5%
21.3%
8.8%
3.3%
4.4%
7.0%
9.3%
10.7%
4.3%
(4.9%)
(9.0%)
12.3%
9.7%
10.8%
12.8%
13.6%
14.6%
15.8%
13.0%
11.0%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010
($20)
$16
a)
Fiscal year end as of September 30th. Reflects inventory step-up costs of $53.1 million  in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010
b)
Financial results for 2002, 2003 and 2004 are calendar year while subsequent years are fiscal years ending September 30th. Excludes $6.5 million of litigation settlement expenses in 2003; environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. U.S. Pipe Chattanooga closing costs of $49.9 million in 2006; restructuring charges of $18.3 million in 2008 and goodwill impairment charges of $59.5 million and restructuring charges of $41.6 million in 2009;
restructuring charges of $12.5 million in 2010
c)
Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010

Consolidated Non-GAAP Results
•
Adj. operating income improved year-over-year, although not as much as expected
•
Higher sales pricing covered increased raw material costs in all three businesses
•
U.S. Pipe operating performance improved both year-over-year and sequentially
•
Anvil’s performance was particularly strong with 15.7% increase in net sales and more than doubling of operating income
•
Market reception of newer water-technology businesses is encouraging. Mueller Systems experienced double digit sales growth year-over-year. Bookings were up in both Mueller Systems and Echologics.
$ in millions (except per share amounts) 2011 2010
Net sales $366.7 $375.9
Adj. income from operations $15.6 $13.4
Adj. operating margin 4.3% 3.6%
Adj. net income (loss) per share $0.00 ($0.01)
Adj. EBITDA $35.9 $34.5
Adj. EBITDA margin 9.8% 9.2%
Third Quarter Fiscal
FY 3Q11 results exclude restructuring costs of $1.7 million, $1.0 million net of tax; and interest rate swap costs of $2.1 million, $1.3 million net of tax.
FY 3Q10 results exclude restructuring costs of $0.9 million, $0.5 million net of tax; and $2.2 million tax expense on the repatriation of Canadian earnings
.

Debt Maturity
($ in millions)

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$0
$0
$49
$226
$0
$420
$0
$0
$225
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

Debt Structure
• FY 2010 recapitalization provided a long-term
capital structure
• Extended maturities with no significant required
principal payments before 2015
• Locked in long-term capital at attractive rates
• Preserved deleveraging capability
• Expect greater operational flexibility
• Eliminated financial maintenance covenants with
excess availability at the greater of $34 million or
12.5% of facility amount
• More than $174 million of excess availability at
June 30, 2011
• Reduced limitations on business operations
including acquisitions, investments, restricted
payments and divestitures
New structure:
•$420 million 7.375% Senior Subordinated Notes due 2017
•$225 million 8.75 % Senior Unsecured Notes due 2020
•$275 million ABL Revolver Credit Facility due 2015

Key Financial Metrics
$37
$115
$94
$91
$30
$0
$20
$40
$60
$80
$100
$120
$140
FY2006 FY2007* FY2008 FY2009** FY2010***
Free Cash Flow
($ in millions)
$1,549
$1,127
$1,101 $1,096
$740
$692
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Mar-2006 FY2006 FY2007* FY2008 FY2009 FY2010
Total Debt
($ in millions)
$71
$88 $88
$40
$33
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
FY2006 FY2007 FY2008 FY2009 FY2010
Capital Expenditures
($ in millions)
* FY2007 results exclude $48.1 million of debt restructuring activities
** FY2009 results include $6.3 million of cash used to settle certain interest rate swap contracts.
*** FY2010 results include $18.3 million of cash used to settle certain interest rate swap contracts.
$73 million free cash flow average over last five years Debt has declined $857 million from 2006

Why Invest in MWA?
Water industry has fundamentally strong long-term dynamics
•
Driven by new and upgraded infrastructure
•
Limited number of suppliers to end markets
Strong competitive position
•
Leading brand positions with large installed base
•
Leading municipal specification positions
•
Comprehensive distribution network
•
Low-cost manufacturing operations
Operating leverage when volumes improve
•
Recovery of residential market
•
Increased municipal spending
•
Operating excellence initiatives
Leveraging strengths in the evolving market
•
Expand smart metering
•
Expand diagnostic offerings (leak detection and pipe condition assessment)
•
Develop intelligent water technology solutions
•
Strategic acquisitions/partnerships

29 Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended June 30, 2011
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 165.8 $        107.1 $        93.8 $          - $               366.7 $
Gross profit (loss) 46.7 $          (2.8) $           26.6 $          (0.2) $           70.3 $
Selling, general and administrative expenses 23.9             6.6                17.0             7.2                54.7
Restructuring 0.2                1.4                0.1                -                  1.7
Income (loss) from operations 22.6 $          (10.8) $         9.5 $            (7.4) $           13.9
Interest expense, net 16.8
Income tax benefit (0.2)
Net loss (2.7) $
Net loss per diluted share (0.02) $
Capital expenditures 4.1 $            1.8 $            1.8 $            - $               7.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 22.6 $          (10.8) $         9.5 $            (7.4) $           13.9 $
Restructuring 0.2                1.4                0.1                -                  1.7
Adjusted income (loss) from operations 22.8             (9.4)              9.6                (7.4)              15.6
Depreciation and amortization 11.8             4.6                3.7                0.2                20.3
Adjusted EBITDA 34.6 $          (4.8) $           13.3 $          (7.2) $           35.9 $
Adjusted operating margin 13.8% -8.8% 10.2% -                4.3%
Adjusted EBITDA margin 20.9% -4.5% 14.2% -                9.8%
Adjusted net loss:
Net loss (2.7) $
Restructuring, net of tax 1.0
Interest rate swap settlement costs, net of tax 1.3
Adjusted net loss (0.4) $
Adjusted net loss per diluted share - $
Free cash flow:
Net cash provided by operating activities 12.1 $
Capital expenditures (7.7)
Free cash flow 4.4 $
Net debt (end of period):
Current portion of long-term debt 0.9 $
Long-term debt 692.1
Total debt 693.0
Less cash and cash equivalents (45.8)
Net debt 647.2 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended June 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 174.6 $        120.2 $        81.1 $          - $               375.9 $
Gross profit (loss) 52.1 $          (2.7) $           21.1 $          0.1 $            70.6 $
Selling, general and administrative expenses 23.3             7.7                16.6             9.6                57.2
Restructuring -                  0.9                -                  -                  0.9
Income (loss) from operations 28.8 $          (11.3) $         4.5 $            (9.5) $           12.5
Interest expense, net 15.8
Income tax expense 0.5
Net loss (3.8) $
Net loss per diluted share (0.02) $
Capital expenditures 2.7 $            2.1 $            2.0 $            - $               6.8 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 28.8 $          (11.3) $         4.5 $            (9.5) $           12.5 $
Restructuring -                  0.9                -                  -                  0.9
Adjusted income (loss) from operations 28.8             (10.4)            4.5                (9.5)              13.4
Depreciation and amortization 12.3             4.6                3.9                0.3                21.1
Adjusted EBITDA 41.1 $          (5.8) $           8.4 $            (9.2) $           34.5 $
Adjusted operating margin 16.5% -8.7% 5.5% -                3.6%
Adjusted EBITDA margin 23.5% -4.8% 10.4% -                9.2%
Adjusted net loss:
Net loss (3.8) $
Tax on repatriation on Canadian earnings 2.2
Restructuring, net of tax 0.5
Adjusted net loss (1.1) $
Adjusted net loss per diluted share (0.01) $
Free cash flow:
Net cash used in operating activities (8.6) $
Capital expenditures (6.8)
Free cash flow (15.4) $
Net debt (end of period):
Current portion of long-term debt 10.5 $
Long-term debt 682.2
Total debt 692.7
Less cash and cash equivalents (77.1)
Net debt 615.6 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Nine months ended June 30, 2011
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 444.5 $        257.3 $        263.8 $        - $               965.6 $
Gross profit (loss) 109.7 $        (13.3) $         73.4 $          0.1 $            169.9 $
Selling, general and administrative expenses 67.6             21.2             50.4             22.3             161.5
Restructuring 1.2                3.3                1.2                -                  5.7
Income (loss) from operations 40.9 $          (37.8) $         21.8 $          (22.2) $         2.7
Interest expense, net 49.0
Income tax benefit (17.8)
Net loss (28.5) $
Net loss per diluted share (0.18) $
Capital expenditures 11.0 $          6.0 $            4.4 $            0.5 $            21.9 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 40.9 $          (37.8) $         21.8 $          (22.2) $         2.7 $
Restructuring 1.2                3.3                1.2                -                  5.7
Adjusted income (loss) from operations 42.1             (34.5)            23.0             (22.2)            8.4
Depreciation and amortization 35.7             13.8             10.9             0.6                61.0
Adjusted EBITDA 77.8 $          (20.7) $         33.9 $          (21.6) $         69.4 $
Adjusted operating margin 9.5% -13.4% 8.7% -                0.9%
Adjusted EBITDA margin 17.5% -8.0% 12.9% -                7.2%
Adjusted net loss:
Net loss (28.5) $
Interest rate swap settlement costs, net of tax 3.7
Restructuring, net of tax 3.5
Adjusted net loss (21.3) $
Adjusted net loss per diluted share (0.14) $
Free cash flow:
Net cash used in operating activities (2.7) $
Capital expenditures (21.9)
Free cash flow (24.6) $
Net debt (end of period):
Current portion of long-term debt 0.9 $
Long-term debt 692.1
Total debt 693.0
Less cash and cash equivalents (45.8)
Net debt 647.2 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Nine months ended June 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 449.1 $        282.9 $        258.8 $        - $               990.8 $
Gross profit (loss) 121.2 $        (19.6) $         63.0 $          0.1 $            164.7 $
Selling, general and administrative expenses 66.7             22.3             48.0             26.0             163.0
Restructuring 0.1                11.6             0.1                -                  11.8
Income (loss) from operations 54.4 $          (53.5) $         14.9 $          (25.9) $         (10.1)
Interest expense, net 47.4
Loss on early extinguishment of debt 0.5
Income tax benefit (19.8)
Net loss (38.2) $
Net loss per diluted share (0.25) $
Capital expenditures 9.8 $            7.4 $            4.1 $            0.1 $            21.4 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 54.4 $          (53.5) $         14.9 $          (25.9) $         (10.1) $
Restructuring 0.1                11.6             0.1                -                  11.8
Adjusted income (loss) from operations 54.5             (41.9)            15.0             (25.9)            1.7
Depreciation and amortization 37.2             14.0             11.5             0.6                63.3
Adjusted EBITDA 91.7 $          (27.9) $         26.5 $          (25.3) $         65.0 $
Adjusted operating margin 12.1% -14.8% 5.8% -                0.2%
Adjusted EBITDA margin 20.4% -9.9% 10.2% -                6.6%
Adjusted net loss
Net loss (38.2) $
Restructuring, net of tax 7.1
Tax on repatriation on Canadian earnings 2.2
Interest rate swap settlement costs, net of  tax (0.7)
Loss on early extinguishment of debt, net of tax 0.3
Adjusted net loss (29.3) $
Adjusted net loss per diluted share (0.19) $
Free cash flow:
Net cash provided by operating activities 35.7 $
Capital expenditures (21.4)
Free cash flow 14.3 $
Net debt (end of period):
Current portion of long-term debt 10.5 $
Long-term debt 682.2
Total debt 692.7
Less cash and cash equivalents (77.1)
Net debt 615.6 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 612.8 $        377.8 $        346.9 $        - $               1,337.5 $
Gross profit (loss) 170.3 $        (22.7) $         88.8 $          - $               236.4 $
Selling, general and administrative expenses 89.2             30.5             66.2             33.4             219.3
Restructuring 0.1                12.5             0.5                -                  13.1
Income (loss) from operations 81.0 $          (65.7) $         22.1 $          (33.4) $         4.0
Interest expense, net 68.0
Loss on early extinguishment of debt 4.6
Income tax benefit (23.4)
Net loss (45.2) $
Net loss per diluted share (0.29) $
Capital expenditures 15.6 $          11.0 $          6.0 $            0.2 $            32.8 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 81.0 $          (65.7) $         22.1 $          (33.4) $         4.0 $
Restructuring 0.1                12.5             0.5                -                  13.1
Adjusted income (loss) from operations 81.1             (53.2)            22.6             (33.4)            17.1
Depreciation and amortization 49.7             18.9             15.4             0.6                84.6
Adjusted EBITDA 130.8 $        (34.3) $         38.0 $          (32.8) $         101.7 $
Adjusted net loss:
Net loss (45.2) $
Restructuring, net of tax 7.9
Interest rate swap settlement costs, net of tax 4.8
Loss on early extinguishment of debt, net of tax 2.8
Tax on repatriation on Canadian earnings 2.2
Adjusted net loss (27.5) $
Adjusted net loss per diluted share (0.18) $
Free cash flow:
Net cash provided by operating activities 63.0 $
Capital expenditures (32.8)
Free cash flow 30.2 $
Net debt (end of period):
Current portion of long-term debt 0.7 $
Long-term debt 691.5
Total debt 692.2
Less cash and cash equivalents (83.7)
Net debt 608.5 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 547.1 $       410.9 $       469.9 $       - $              1,427.9 $
Gross profit (loss) 134.3 $       (5.7) $          128.2 $       0.1 $           256.9 $
Selling, general and administrative expenses 84.2 35.6 84.9 34.4 239.1
Impairment and restructuring 820.7 101.1 96.7 0.2 1,018.7
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9)
Interest expense, net 78.3
Loss on early extinguishment of debt 3.8
Income tax benefit (86.3)
Net loss (996.7) $
Net loss per diluted share (8.55) $
Capital expenditures 16.2 $         11.2 $         11.9 $         0.4 $           39.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9) $
Impairment and restructuring 820.7 101.1 96.7 0.2 1,018.7
Adjusted income (loss) from operations 50.1 (41.3) 43.3 (34.3) 17.8
Depreciation and amortization 50.9 21.1 17.6 0.6 90.2
Adjusted EBITDA 101.0 $       (20.2) $        60.9 $         (33.7) $        108.0 $
Adjusted net loss
Net loss (996.7) $
Impairment and restructuring, net of tax 954.9
Interest rate swap settlement costs, net of  tax 3.8
Loss on early extinguishment of debt, net of tax 2.3
Adjusted net loss (35.7) $
Adjusted net loss per diluted share (0.31) $
Free cash flow:
Net cash provided by operating activities 130.5 $
Capital expenditures (39.7)
Free cash flow 90.8 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 728.5
Total debt 740.2
Less cash and cash equivalents (61.5)
Net debt 678.7 $

36 Questions